UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

ACTIVE HEALTH FOODS, INC.

Wyoming	000-54388	26-1736663
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

6185 Magnolia Avenue Suite #403 Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (951-454-0889

Not applicable.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title and Class of Each	Trading Symbol(s)	Name of each Exchange on which Registered
Common and Preferred	AHFD	The Securities and Exchange Commission

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trade Markets

Item 3.03 Material Modification to Rights of Security Holders

On September 2, 2021 Active Health Foods, Inc. had Ten Thousand (10,000) Preferred Class “A” Shares with Super Voting Rights and on that same date, Active Health Foods, Inc. issued to Gregory C. Manos those Ten Thousand (10,000) Shares of Preferred Class “A” Stock with Super Voting Rights that represent Fifty-One Percent (51%) of all authorized present and future issued Common Shares of the Company and these Shares are considered fully paid for and non-assessable.

Attached Exhibit “A” Board Resolution issuing Ten Thousand (10,000)

Preferred Class “A” Shares to Gregory C. Manos.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On September 14, 2021, Riverside Superior Court Judge Chad Firetag in Riverside, California signed an Order giving Gregory C. Manos FULL CONTROL of Active Health Foods, Inc.

Attached Exhibit “B” The Judge’s Signed Court Order

On August 26, 2013, it was determined that the Original Stock Purchase Agreement signed on August 22, 2013, was in DEFAULT and VOIDED. SEE PAGE (3), ARTICLE (4), AT 4.2 Further Assurances that reads as follows: “Subject to the Terms and Conditions of this Agreement each Party agrees to use all of its reasonable efforts to take or cause to be taken all actions and to do or cause to be done all things necessary, proper, and advisable to consummate and make effective the Transactions outlined by this Agreement, if this Purchase Agreement is NOT VALIDATED (AND IT WAS NOT, PAYMENT WAS NEVER MADE TO OR RECEIVED BY GREGORY C. MANOS PER THE STOCK PURCHASE AGREEMENT) this entire Transaction will be VOIDED and the Management and Control of Active Heath Foods, Inc. will be returned in FULL to Gregory C. Manos”.

Attached exhibit “C” Copy of the Original Stock Purchase Agreement.

This Stock Purchase Agreement clearly states: On PAGE (3), ARTICLE (4), AT 4.2 Further Assurances “If the Stock Purchase Agreement is NOT VALIDATED (AND IT WAS NOT, PAYMENT WAS NEVER MADE TO OR RECEIVED BY GREGORY C. MANOS PER THE STOCK PURCHASE AGREEMENT) than the Management and Control of Active Heath Foods, Inc. will be returned in FULL to Gregory C. Manos” and it was by the Court and he will remain Active Health Foods, Inc.’s CEO, President, Vice President, Secretary, Treasurer, and Sole Director with Sole Control over the Company.

Attached exhibit “D” Special Meeting of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2021

Active Health Foods, Inc.

President & CEO
Acknowledged and affirmed by

Secretary

EXHIBIT “A”

SPECIAL MEETING OF THE BOARD OF DIRECTORS

of

ACTIVE HEALTH FOODS, INC.

WHEREAS the undersigned, being the Sole Director of Active Health Foods, Inc., a Wyoming Corporation, does hereby agree at a Special Meeting of the Directors held on the 2nd day of September in lieu of a formally noticed Director meeting to the specific actions herein stated; and

WHEREAS the Sole Director who placed his signature hereto consents to this Special Meeting and agrees now and forever to waive any formal notice to this meeting and any objection to this being a Special Meeting and unanimously agree and concur that this is and shall forever be considered a duly called, legally constituted and sanctioned Special Meeting of Directors of Active Health Foods, Inc.; and

WHEREAS On September 2, 2021, Active Health Foods, Inc. had Ten Thousand (10,000) Preferred Class “A” Shares Authorized. Active Health Foods, Inc. wishes to issue to Gregory C. Manos Ten Thousand (10,000) Preferred Class “A” Shares.

THEREFOR BE IT

RESOLVED that Active Health Foods, Inc. shall forthwith Issue to Gregory C. Manos Ten Thousand (10,000) Preferred Class “A” Shares with SUPER VOTING RIGHTS representing Fifty-One Percent (51%) of all authorized present and future issued Common Shares of the Company and these Shares are considered fully paid for and non-assessable and

RESOLVED that all Officers, Directors, Employees, and Agents of Active Health Foods, Inc. are hereby directed to perform all tasks necessary to carry out this Resolution in a timely manner including any regulatory actions to be taken.

Fax or Electronic signatures shall suffice as original signatures for all purposes and that signatures may be collected independently of each other such that when combined they will constitute one complete document for all purposes.

IN WITNESS THEROF the undersigned comprising of the entire Board of Directors of Active Health Foods, Inc. hereupon attests and approves these Minutes in their entirety.

Acknowledged and affirmed by

Gregory C, Manos	Gregory C. Manos
Active Health Foods, Inc.	Active Health Foods, Inc.
President & Sole Director	Secretary
September 2, 2021	September 2, 2021

EXHIBIT "B"

RECEIVED AUG 1 9 2021

JUD-100

ATTORNEY OR PARTY WITHOUT ATTORNEY (Name, state bar number, and address):
Richard Coberly SBN 242093
Law Office of Richard Coberly
969 South Village Oaks Drive Suite #105
Covina, California 91724
TELEPHONE NO.: (626) 339-9484 FAX NO. (Optional):
E-MAIL ADDRESS (Optional): richardcoberly@yahoo.com
ATTORNEY FOR (Name): Gregory Manos

FOR COURT USE ONLY

FILED
SUPERIOR COURT OF CALIFORNIA
COUNTY OF RIVERSIDE
SEP 15 2021
S. Acosta

SUPERIOR COURT OF CALIFORNIA, COUNTY OF Riverside
STREET ADDRESS: 4050 Main Street
MAILING ADDRESS: 4050 Main Street
CITY AND ZIP CODE: Riverside CA 92501
BRANCH NAME: Riverside Historic Courthouse

PLAINTIFF: Gregory Manos

DEFENDANT: Active et al.

JUDGMENT

☐ By Clerk ☒ By Default ☐ After Court Trial
☒ By Court ☐ On Stipulation ☐ Defendant Did Not Appear at Trial

CASE NUMBER: RIC1513961

AUG 30 2021

SEP 16 2021

JUDGMENT

1. ☒ **BY DEFAULT**
   a. Defendant was properly served with a copy of the summons and complaint.
   b. Defendant failed to answer the complaint or appear and defend the action within the time allowed by law.
   c. Defendant's default was entered by the clerk upon plaintiff's application.
   d. ☐ **Clerk's Judgment** (Code Civ. Proc., § 585(a)). Defendant was sued only on a contract or judgment of a court of this state for the recovery of money.
   e. ☒ **Court Judgment** (Code Civ. Proc., § 585(b)). The court considered
      (1) ☐ plaintiff's testimony and other evidence.
      (2) ☒ plaintiff's written declaration (Code Civ. Proc., § 585(d)).

2. ☐ **ON STIPULATION**
   a. Plaintiff and defendant agreed (stipulated) that a judgment be entered in this case. The court approved the stipulated judgment and
   b. ☐ the signed written stipulation was filed in the case.
   c. ☐ the stipulation was stated in open court ☐ the stipulation was stated on the record.

3. ☐ **AFTER COURT TRIAL.** The jury was waived. The court considered the evidence.
   a. The case was tried on *(date and time):*
      before *(name of judicial officer):*
   b. Appearances by:
      ☐ Plaintiff *(name each):*
      (1)
      (2)
      ☐ Continued on Attachment 3b.

      ☐ Plaintiff's attorney *(name each):*
      (1)
      (2)

      ☐ Defendant *(name each):*
      (1)
      (2)
      ☐ Continued on Attachment 3b.

      ☐ Defendant 's attorney *(name each):*
      (1)
      (2)
   c. ☐ Defendant did not appear at trial. Defendant was properly served with notice of trial.
   d. ☐ A statement of decision (Code Civ. Proc., § 632) ☐ was not ☐ was requested.

Form Approved for Optional Use
Judicial Council of California
JUD-100 [New January 1, 2002]

JUDGMENT

CEB
www.ceb.com

Page 1 of 2
Code of Civil Procedure, §§ 585, 664.6

PLAINTIFF: Gregory Manos DEFENDANT: Active et al.	CASE NUMBER: RIC1513961

JUDGMENT IS ENTERED AS FOLLOWS BY: [✓] **THE COURT** [ ] **THE CLERK**

4. [ ] **Stipulated Judgment.** Judgment is entered according to the stipulation of the parties.

5. **Parties.** Judgment is

a. [✓] for plaintiff *(name each):*
Gregory Manos
and against defendant *(names):* Active Health Foods, Inc., George David George, and Anubis Capital Partners
[ ] Continued on Attachment 5a.

b. [ ] for defendant *(name each):*

c. [ ] for cross-complainant *(name each):*
and against cross-defendant *(name each):*
[ ] Continued on Attachment 5c.

d. [ ] for cross-defendant *(name each):*

6. **Amount.**

a. [✓] Defendant named in item 5a above must pay plaintiff on the complaint:

(1)	[✓]	Damages	$314,000.00
(2)	[✓]	Prejudgment interest at the annual rate of %	$0.00
(3)	[ ]	Attorney fees	$
(4)	[✓]	Costs	$1,285.00
(5)	[ ]	Other *(specify)*:	$
(6)		**TOTAL**	$315,285.00

c. [ ] Cross-defendant named in item 5c above must pay cross-complainant on the cross-complaint:

(1)	[ ]	Damages	$
(2)	[ ]	Prejudgment interest at the annual rate of %	$
(3)	[ ]	Attorney fees	$
(4)	[ ]	Costs	$
(5)	[ ]	Other *(specify)*:	$
(6)		**TOTAL**	$0.00

b. [ ] Plaintiff to receive nothing from defendant named in item 5b.
[ ] Defendant named in item 5b to recover costs $
[ ] and attorney fees $

d. [ ] Cross-complainant to receive nothing from cross-defendant named in item 5d.
[ ] Cross-defendant named in item 5d to recover costs $
[ ] and attorney fees $

7. [✓] Other *(specify):* The Court grants Plaintiff and that It Control over Active Health Foods, Inc. be Returned in FULL to Gregory Manos.
See Plaintiff's Exhibıt 'A', Stock Purchase Agreement, Page 3, Article 4, at 4.2 states: "If this Stock Purchase Agreement is NOT VALIDATED (Payment was Never Received) than the entire transaction will be VOIDED and the Management and Control of Active Health Foods, Inc. will be RETURNED TO GREGORY MANOS.

Date: 9/14/21 [ ] CHAD W. FIRETAG
JUDICIAL OFFICER

Date: [ ] Clerk, by ______________________, Deputy

CLERK'S CERTIFICATE *(Optional)*

(SEAL)

I certify that this is a true copy of the original judgment on file in the court.

Date:

Clerk, by ______________________, Deputy

Page 2 of 2

JUD-100 [New January 1, 2002] **JUDGMENT**

EXHIBIT "C"

STOCK PURCHASE AGREEMENT

DEFAULT NEVER PAID

SEE 1.2 F, G, & H

THIS STOCK PURCHASE AGREEMENT (the "Agreement") dated August 22nd, 2013 by and between WOW, a Nevada Corporation ("Buyer") and Greg Manos, an individual (the "Shareholder"). The effective date of this Agreement shall be 12:01 a.m. August 22nd, 2013.

RECITALS

WHEREAS, Buyer desires to purchase from the Shareholder, and the Shareholder desires to sell to Buyer under the terms and conditions set forth herein, all of his issued and outstanding shares of common stock of Active Health Foods, Inc. ("AHF"), to wit: 2,710,676 shares of Common Stock and 0 shares of Preferred Stock (collectively referred to as the "Shares"); and

WHEREAS, the parties desire to enter into this Agreement to set forth their mutual agreements concerning the above matter;

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, and for good and valuable consideration, it is mutually agreed by and between the parties hereto as follows:

ARTICLE ONE

SALE AND TRANSFER OF SHARES; CLOSING

1.1. Sale of Shares. Subject to the terms and conditions of this Agreement and the Employment Agreement by and between the parties hereto, executed on or about this same date, said Employment Agreement being an integral and unseverable part of this Agreement and made a part hereto as if fully set forth herein, and in reliance upon the representations, warranties, covenants and agreements contained herein, at the closing of the transactions contemplated hereby (the "Closing"), the Shareholder will sell, convey, assign and transfer the Shares to Buyer, and Buyer will purchase the Shares from the Shareholder (the "Transaction"). The Shares shall be free and clear of any claims or encumbrances except as to any existing restrictions.

Until such time as the Closing, the Shareholder shall execute, with a medallion signature guarantee, each and every certificate representing the Shares and shall deliver the same to the Buyer.

1.2. Buyer Consideration. In consideration of the sale, transfer and assignment to Buyer of the Shares, Buyer does the following:

(a) Execute the Employment Agreement forthwith;

(b) Appoint Greg Manos to the Board of Directors for Buyer forthwith, said term to terminate no sooner than 12/31/14, unless he resigns prior to that date;
CHANGED TO 6-30-15

(c) Issue to Greg Manos forthwith stock the equivalent of which will be 4.99% of each class of AHF, INC. stock both Common and Preferred;

(d) Said stock issue in (c) above shall be issued under an anti-dilution provision for a period of two (2) years, to the effect that for a period of ~~two~~ (3) years Greg Manos shall maintain a minimum of 4.99% interest in each class of Buyer stock;

1

(e) If any new class of stock is issued by Buyer for a period of two (2) years, Greg Manos shall immediately be issued 4.99% of each class;

(f) No later than September 15th, 2013 pay the sum of $30,000 for outstanding AHF debt, payment to be made by Check or Direct Deposit payable to Greg Manos and if mailed sent to his attention to 6185 Magnolia Avenue, Suite #403 Riverside, California 92506;

(g) Payable on September 15th, 2013 and for the three (3) following months October, November, and December 15th, 2013, Buyer shall pay by Check or Direct Deposit payable to Greg Manos and if mailed sent to his attention to 6185 Magnolia Avenue, Suite #403 Riverside, California 92506 the sum of $27,500 as a bonus that shall increase January 1st, 2014 as marketing budget allows;

(h) Buyer shall pay to Greg Manos the sum of $100,000 on or before November 1st, 2013

1.3 Seller Consideration. In consideration of the sale, transfer, and assignment to the Buyer of the Shares, the Seller does the following:

(a) Execute the Employment Agreement forthwith;

(b) Immediately execute with medallion guarantee all Stock Certificates representing the Shares and deliver them to the Buyer.

ARTICLE TWO

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SHAREHOLDER

The Shareholder hereby represents and warrants to Buyer, as of the date hereof, as follows:

2.1 Organization and Capitalization. AHF is a corporation duly organized, validly existing and in good standing under the laws of the State of California. AHF has all necessary power, legal capacity and authority (i) to conduct its business in the manner in which its business is currently being conducted and to own and use its assets in the manner in which its assets are currently being utilized and (ii) has all requisite power and authority to perform its obligation hereunder, if any.

2.2 Power and Authority. The Shareholder has the power and authority to execute, deliver, and perform this Agreement and the other agreements and instruments to be executed and delivered by him in connection with the transactions contemplated hereby, and Shareholder has taken all necessary action to authorize the execution and delivery of this Agreement and such other agreements and instruments and the consummation of the transactions contemplated hereby.

2.3 Litigation. The Shareholder is not involved in any litigation.

2.4 Shares. The Shares have been duly authorized, issued and paid for. The Shares are restricted in that they were issued to an officer and director of the company. However, to the best of Shareholder's knowledge, Shareholder has held the majority of these shares in excess of the required holding period.

2

2.5 Pledged or Security. The shares have not been pledged in any form or fashion and have not been used as security for any transaction.

2.6 Disclosure. No representation, warranty, or statement made by the Shareholder in this Agreement or in any document furnished or to be furnished to Buyer pursuant to this Agreement contains or will contain any untrue statement or omission of any material fact necessary to make the statements contained herein not misleading.

ARTICLE THREE

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to the Shareholder, as of the date hererof, as follows:

3.1 Power and Authority. Buyer has the power and authority to execute, deliver and perform this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby, and Buyer has taken all necessary action to authorize the execution and delivery of this Agreement and such other agreements and instruments and the consummation of the transactions contemplated hereby. This Agreement is, and when such other agreements and instruments are executed and delivered, the other agreements and instruments to be executed and delivered by Buyer in connection with the transactions contemplated hereby shall be the valid and legally binding obligations of Buyer, enforceable in accordance with their respective terms.

3.2 Evaluation of Purchase of Shares. Buyer is capable of evaluating the merits and risks of this transaction and has consulted extensively with its legal and financial advisors. Buyer acknowledges that it must bear the economic risk of this investment.

ARTICLE FOUR

COVENANTS OF THE SHAREHOLDER AND BUYER FOLLOWING CLOSING

4.1. Cooperation. The Shareholder and Buyer shall cooperate fully with each other and their respective employees, legal counsel, accountants and other representatives and advisers in connection with the steps required to be taken as part of their respective obligations under this Agreement; and each of them shall, at any time and from time to time after the Closing, upon the request of the other, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, receipts, acknowledgments, acceptances and assurances as may be reasonably required (without incurring unreimbursed expense) to satisfy and perform the obligations of such party hereunder, and to allow the Company to operate its business after the Closing in the manner in which it was operated before the Closing.

ARTICLE FIVE

MISCELLANEOUS

5.1. Entire Agreement. This Agreement, and the other certificates, agreements, and other instruments to be executed and delivered by the parties in connection with the transactions contemplated hereby, constitute the sole understanding of the parties with respect to the subject matter hereof.

5.2. Parties Bound by Agreement; Successors and Assigns. The terms, conditions, and obligations of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

5.3. Amendments and Waivers. No modification, termination, extension, renewal or waiver of any provision of this Agreement shall be binding upon a party unless made in writing and signed by such party. A waiver on one occasion shall not be construed as a waiver of any right on any future occasion. No delay or omission by a party in exercising any of its rights hereunder shall operate as a waiver of such rights.

5.4. Severability. If for any reason any term or provision of this Agreement is held to be invalid or unenforceable, all other valid terms and provisions hereof shall remain in full force and effect, and all of the terms and provisions of this Agreement shall be deemed to be severable in nature.

5.5. Attorney's Fees. Should any party hereto retain counsel for the purpose of enforcing, or preventing the breach of, any provision hereof including the institution of any action or proceeding, whether by arbitration, judicial or quasi-judicial action or otherwise, to enforce any provision hereof or for damages for any alleged breach of any provision hereof, or for a declaration of such party's rights or obligations hereunder, then, whether such matter is settled by negotiation, or by arbitration or judicial determination, the prevailing party shall be entitled to be reimbursed by the losing party for all costs and expenses incurred thereby, including reasonable attorneys' fees for the services rendered to such prevailing party.

5.6. Counterparts and Facsimile Signatures. This Agreement may be executed, manually or by facsimile signature, in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

5.7. Headings. The headings of the Sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

5.8. Expenses. Except as specifically provided herein, each of the Shareholder and Buyer shall pay all of its own costs and expenses incurred by it or on its behalf in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants, and counsel.

5.9. Notices. All notices, requests, demands, claims, and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been

4

duly given: when received, if personally delivered; when transmitted, if transmitted by telecopy; five business days after such notice, request, demand claim or other communication is sent, if sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Shareholder to:	**Gregory C. Manos** **6185 Magnolia Avenue, Suite #403** **Riverside, California 92506**
If to Buyer to:	**World of Wellness** **9019 Overlook Circle, Suite #C4** **Brentwood, Tennessee 37027**

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means, but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

5.10. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California. Jurisdiction and venue shall lie in the City of Riverside, the County of Riverside and in the State of California.

5.11. References, etc.

(a) Whenever reference is made in this Agreement to any Article, Section, paragraph, Schedule or Exhibit, such reference shall be deemed to apply to the specified Article, Section or paragraph of this Agreement or the specified Schedule or Exhibit attached to this Agreement.

(b) The word "including" when used herein is not intended to be exclusive and means "including, without limitation."

5.12. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first indicated above.

SHAREHOLDER: Gregory Manos, an Individual

BUYER: WOW, INC

E Robert Gates

Name: E. ROBERT GATES

Title: Sec'y Treasurer

EXHIBIT “D”

SPECIAL MEETING OF THE BOARD OF DIRECTORS

of

ACTIVE HEALTH FOODS, INC.

WHEREAS the undersigned, being the Sole Director of Active Health Foods, Inc., a Wyoming Corporation, does hereby agree at a Special Meeting of the Directors held on the 15th day of September in lieu of a formally noticed Director meeting to the specific actions herein stated; and

WHEREAS the Sole Director who placed his signature hereto consents to this Special Meeting and agrees now and forever to waive any formal notice to this meeting and any objection to this being a Special Meeting and unanimously agree and concur that this is and shall forever be considered a duly called, legally constituted and sanctioned Special Meeting of Directors of Active Health Foods, Inc.; and

WHEREAS on the 14th day of September 2021 Riverside Superior Court Judge Chad Firetag signed an order giving Gregory C. Manos FULL CONTROL of Active Health Foods, Inc. and the Judge’s decision was based on the ORIGINAL STOCK PURCHASE AGREEMENT, PAGE (3), ARTICLE (4), at 4.2 Further Assurances, it states that “If the Stock Purchase Agreement is NOT VALIDATED (AND IT WAS NOT, PAYMENT WAS NEVER MADE TO OR RECEIVED BY GREGORY C. MANOS ACCORDING TO THE STOCK PURCHASE AGREEMENT) than the Management and Control of Active Heath Foods, Inc. must be returned in FULL to Gregory C. Manos” and on September 15, 2021 the Sole Director of Active Health Foods, Inc. verified and confirmed that Gregory C. Manos will remain as Active Health Foods, Inc.’s CEO, President, Vice President, Secretary, Treasurer, Sole Director, and he will have Sole Control over the Company.

THEREFORE, BE IT

RESOLVED, that this Board of Directors hereby accepts Gregory C. Manos as it’s CEO, President, Vice President, Secretary, Treasurer, Sole Director, and recognizes his Control over the Company.

RESOLVED, that all Directors, officers, employees and agents of Active Health Foods, Inc. are hereby directed to perform all tasks necessary to carry out this Resolutions in a timely manner.

IN WITNESS WHEREOF, the undersigned, comprising the entire Board of Directors of Active Health Foods, Inc., hereupon attests and approves these Minutes in their entirety.

Gregory C. Manos
Active Health Foods, Inc. President and Sole Director September 15, 2021

Acknowledged and affirmed by

Gregory C. Manos
Active Health Foods, Inc. Secretary September 15, 2021